                      METROPOLITAN LIFE INSURANCE COMPANY
                      NEW ENGLAND VARIABLE ANNUITY FUND I

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                        SUPPLEMENT DATED APRIL 30, 2012
                                      TO
              PROSPECTUS DATED NOVEMBER 1, 2002 (AS SUPPLEMENTED)

This supplement updates certain information contained in your last prospectus dated November 1, 2002 and subsequent supplements. You should read and retain this supplement.

We currently are not offering any new contracts. However, Contractholders of existing flexible payment deferred contracts may continue to make purchase payments.

The portfolio available with your contract is the MetLife Stock Index Portfolio (the "Portfolio") of the Metropolitan Series Fund. A current prospectus for the MetLife Stock Index Portfolio may be obtained by calling 1-800-777-5897.

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

EXPENSE TABLE

The assets of the New England Variable Annuity Fund I (the "Fund") are invested solely in the MetLife Stock Index Portfolio of the Metropolitan Series Fund which may impose a redemption fee in the future. More detail concerning this Portfolio's fees and expenses is contained in the prospectus for this Portfolio. The Current prospectus for the MetLife Stock Index Portfolio may be obtained by calling 1-800-777-5897.

PORTFOLIO FEES AND EXPENSES FOR YEAR ENDED DECEMBER 31, 2011
(as a percentage of average daily net assets)

                                                                                                    NET
                                      DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE   TOTAL
                                         AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                          MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
PORTFOLIO                    FEE          FEES      EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
---------                 ---------- -------------- -------- --------- --------- --------------- ---------
METROPOLITAN SERIES FUND
  -- CLASS A
 MetLife Stock Index
   Portfolio.............    0.25%         --         0.02%     --       0.27%        0.01%        0.26%

The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment adviser of the Portfolio has agreed to waive fees and/or pay expenses of the Portfolio until at least April 30, 2013. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Portfolio provided the information on its expenses, and we have not independently verified the information.

The following table shows the minimum and maximum total operating expenses charged by the Portfolio that you may pay periodically during the time that you own the Contract.

MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO FUND OPERATING EXPENSES

                                                                                 MINIMUM MAXIMUM
                                                                                 ------- -------

Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses).................  0.27%   0.27%


                                      1                      SUPP-VAFUNDI-04-12

THE PORTFOLIO

                                                      INVESTMENT
PORTFOLIO                  INVESTMENT OBJECTIVE       ADVISER/SUBADVISER
---------                  --------------------       ------------------

METROPOLITAN SERIES FUND
  -- CLASS A

MetLife Stock Index        Seeks to track the         MetLife Advisers,
  Portfolio                performance of the         LLC Subadviser: MetLife
                           Standard & Poor's 500(R)   Investment Advisors
                           Composite Stock Price      Company, LLC
                           Index.

HIGHLIGHTS

FINANCIAL STATEMENTS

The financial statements for the Sub-Account of the Separate Account are attached. Upon request, financial statements for the insurance company will be sent to you without charge.

SURRENDER (REDEMPTION) PROCEEDS

For participants of 403(b) arrangements, 401(a) plans, 403 (a), 401(k) plans and 457 plans, if you make a direct transfer to another funding vehicle or annuity contract issued by us or by one of our affiliates, we may waive the surrender charge if it is permitted in your state.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

             1095 Avenue of the                    (800) 777-5897
               Americas
             New York, NY 10166


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